Exhibit 32.2

CERTIFICATION
 PURSUANT TO RULE 13a-14(b) or
RULE 15d-14(b) AND 18 U.S.C. SECTION 1350
(AS ADOPTED PURSUANT TO SECTION 906 OF THE
 SARBANES-OXLEY ACT OF 2002, AS AMENDED)

Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended), the undersigned officer of TX Holdings, Inc., a Georgia corporation (the “Company”), does hereby certify that:

The Quarterly Report on Form 10-Q for the quarter ended December 31, 2014 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 8, 2015	Signed:	/s/Jose Fuentes
	Name:	Jose Fuentes
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)